     As filed with the Securities and Exchange Commission on June 13, 2002
                                                      Registration No. 333-89152

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------

                              Amendment No. 1 TO

                                   Form S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                            -----------------------

                                                        CONSOL ENERGY INC.
                                      (Exact name of registrant as specified in its charter)

           Delaware                                         1221                                      51-0337383
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                   Classification Code Number)                     Identification No.)

                                                       CONRHEIN COAL COMPANY
                                      (Exact name of registrant as specified in its charter)

        Pennsylvania                                         1221                                     25-1406541
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)

                                                       CONSOL FINANCIAL INC.
                                      (Exact name of registrant as specified in its charter)

           Delaware                                         1221                                      51-0395375
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)

                                                      CONSOL OF KENTUCKY INC.
                                      (Exact name of registrant as specified in its charter)

           Delaware                                         1221                                      94-2524120
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)

                                                 CONSOL PENNSYLVANIA COAL COMPANY
                                      (Exact name of registrant as specified in its charter)

           Delaware                                         1221                                      25-1402386
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)

                                                    CONSOLIDATION COAL COMPANY
                                      (Exact name of registrant as specified in its charter)

           Delaware                                         1221                                      13-2566594
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)


                                                 CONSOLIDATION COAL SALES COMPANY
                                      (Exact name of registrant as specified in its charter)

           Delaware                                         1221                                      25-1385259
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)

                                                    EIGHTY-FOUR MINING COMPANY
                                      (Exact name of registrant as specified in its charter)

          Pennsylvania                                      1221                                      25-1695903
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)

                                                      FAIRMONT SUPPLY COMPANY
                                      (Exact name of registrant as specified in its charter)

           Delaware                                         5080                                      25-1654524
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)

                                                           IC COAL INC.
                                      (Exact name of registrant as specified in its charter)

           Delaware                                         1221                                      95-2917408
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)

                                                    ISLAND CREEK COAL COMPANY
                                      (Exact name of registrant as specified in its charter)

           Delaware                                         1221                                      55-0479426
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)

                                                       McELROY COAL COMPANY
                                      (Exact name of registrant as specified in its charter)

           Delaware                                         1221                                      25-1553551
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
 incorporation or organization)                  Classification Code Number)                     Identification No.)

                                                                and

                                                ROCHESTER & PITTSBURGH COAL COMPANY
                                      (Exact name of registrant as specified in its charter)

         Pennsylvania                                       1221                                      25-0761480
(State or other jurisdiction of                 (Primary Standard Industrial                      (I.R.S. Employer
incorporation or organization)                   Classification Code Number)                     Identification No.)

                                                 -------------------------

                              ------------------
                              CONSOL ENERGY INC.
                                 Consol Plaza
                             1800 Washington Road

                        Pittsburgh, PA  15241-1421
                          Telephone:  (412) 831-4000

              (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

                              ------------------
                            Daniel L. Fassio, Esq.
                        Vice President-General Counsel
                              CONSOL Energy Inc.
                                 Consol Plaza
                             1800 Washington Road

                        Pittsburgh, PA  15241-1421
                          Telephone:  (412) 831-4000

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies to:
                           Steven L. Wasserman, Esq.
                               Piper Rudnick LLP
                          1251 Avenue of the Americas
                           New York, New York  10020
                           Telephone: (212) 835-6148
                           Facsimile: (212) 835-6001
                              ------------------
     Approximate date of commencement of the proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]


                              -----------------
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

     This Amendment No. 1 to the Registration Statement on Form S-4 of CONSOL Energy Inc. is being filed to file Exhibit 5.1.

                                    Part II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

     Item 20.  Indemnification of Directors and Officers.

     Limitation of Liability and Indemnification Matters

     As permitted by applicable provisions of the Delaware General Corporation Law, the Restated Certificate of Incorporation contains a provision eliminating, to the fullest extent permitted by the Delaware General Corporation Law as it exists or may in the future be amended, the liability of a director to CONSOL Energy and its stockholders for monetary damages for breaches of fiduciary duty as a director except for:

     . any breach of the director's duty of loyalty to CONSOL Energy or its stockholders;

     . acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of laws;

     . payment of dividends, stock purchases or redemptions that violate the Delaware General Corporation Law; or

     . any transaction from which the director derived an improper personal benefit.

     CONSOL Energy's By-laws also provide that any present or prior director, officer, employee or agent of CONSOL Energy shall be indemnified by CONSOL Energy as of right to the full extent permitted by the Delaware General Corporation Law against any liability, cost or expense asserted against and incurred by such person by reason of his serving in such capacity. This right to indemnification includes the right to be paid the expenses incurred in defending any action, suit or proceeding in advance of its final disposition.

     RWE AG maintains insurance covering certain liabilities incurred by officers and directors of its subsidiaries, including CONSOL Energy and its subsidiaries, in connection with the performance of their duties.

21.  Exhibits and Financial Statement Schedules


Exhibit No.            Description
-----------            -----------
 4.1               Indenture, dated March 7, 2002, among CONSOL Energy Inc., certain subsidiaries of
                   CONSOL Energy Inc. and The Bank of Nova Scotia Trust Company of New York, as
                   trustee, incorporated by reference to Exhibit 4.1 to Form 10-K (file number
                   333-68987) filed on March 29, 2002 ("Form 10-K").

 4.2               Supplemental Indenture, dated March 7, 2002, among CONSOL Energy Inc., certain subsidiaries of CONSOL Energy Inc. and The Bank of Nova Scotia Trust Company of
                   New York, as trustee, incorporated by reference to Exhibit 4.2 to Form 10-K.

 4.3               Form of Note (included in Exhibit 4.2)

 5.1               Opinion of Piper Rudnick LLP

12.1               Statements re computation of ratio of earnings to fixed charges/(1)/

23.1               Consent of Ernst & Young/(1)/

23.2               Consent of Piper Rudnick LLP (included in exhibit 5.1)

24.1               Power of Attorney (included in page II-4)/(1)/

25.1               Statement of Eligibility of Trustee/(1)/

99.1               Letter of Transmittal/(1)/

99.2               Notice of Guaranteed Delivery/(1)/

99.3               Form of Exchange Agent Agreement by and between CONSOL Energy Inc. and The Bank of Nova Scotia Trust Company of New York/(1)/


________________________________________________________________________________

/(1)/ Previously filed as an exhibit to the Registration Statement on Form S-4 filed May 24, 2002, Registration No. 333-89152.


Item 22.  Undertakings

       (a)(1) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (a)(2) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

      (a)(3) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

      (b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.

                                             CONSOL ENERGY INC.

                                             By:  /s/ J. Brett Harvey
                                                --------------------------------
                                                  J. Brett Harvey,
                                                  President and Chief Executive
                                                   Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         /s/ J. Bret Harvey            President and Chief Executive Officer and Director
-------------------------------------
          J. Brett Harvey              (Principal Executive Officer)                         June 12, 2002

                 *                     Senior Vice President and Chief Financial Officer
-------------------------------------
         William J. Lyons              (Principal Financial and Accounting Officer)          June 12, 2002

                 *
-------------------------------------
         John L. Whitmire                      Chairman of the Board of Directors            June 12, 2002

                 *
-------------------------------------
         Philip W. Baxter                      Director                                      June 12, 2002

                 *
-------------------------------------
        Berthold Bonekamp                      Director                                      June 12, 2002

                 *
-------------------------------------
        Bernd J. Breloer                       Director                                      June 12, 2002

                 *
-------------------------------------
       Patricia A. Hammick                     Director                                      June 12, 2002

                 *
-------------------------------------
        Christoph Koether                      Director                                      June 12, 2002

                 *
-------------------------------------
       Dr. Rolf Zimmermann                     Director                                      June 12, 2002

*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         CONRHEIN COAL COMPANY
                                         by Consolidation Coal Company, its
                                          General Partner

                                         By:        /s/ J. Brett Harvey
                                            ------------------------------------
                                               J. Brett Harvey,
                                               President and Chief Executive
                                                Officer

                                         CONSOLIDATION COAL COMPANY

                                         By:        /s/ J. Brett Harvey
                                            ------------------------------------
                                               J. Brett Harvey,
                                               President and Chief Executive
                                                Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated with respect to Consolidation Coal Company and on the dates indicated:


        /s/ J. Brett Harvey             President and Director                               June 12, 2002
-------------------------------------
           J. Brett Harvey              (Principal Executive Officer)

                 *                      Vice President and Controller and Director           June 12, 2002
-------------------------------------
         William J. Lyons               (Principal Financial and Accounting Officer)

                 *                      Executive Vice President and Director                June 12, 2002
-------------------------------------
            Dan R. Baker

                 *                      Director                                             June 12, 2002
-------------------------------------
            D.L. Fassio

                 *                      Director                                             June 12, 2002
-------------------------------------
       Ronald J. FlorJancic

                 *                      Director                                             June 12, 2002
-------------------------------------
         Christoph Koether

                 *                      Director                                             June 12, 2002
-------------------------------------
          Ronald E. Smith

*By:  /s/ J. Brett Harvey
      -------------------
     J. Brett Harvey
     Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         CONSOL FINANCIAL INC.

                                         By:      /s/ J. Brett Harvey
                                            ------------------------------------
                                                 J. Brett Harvey,
                                                 President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          /s/ J. Brett Harvey            President and Director
-------------------------------------
            J. Brett Harvey              (Principal Executive Officer)                       June 12, 2002

                 *                       Vice President and Controller
-------------------------------------
           William J. Lyons              (Principal Financial and Accounting Officer)        June 12, 2002

                 *
-------------------------------------
            D.L. Fassio                  Director                                            June 12, 2002

                 *
-------------------------------------
          Christoph Koether              Director                                            June 12, 2002

*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         CONSOL OF KENTUCKY INC.

                                         By:     /s/ Dan R. Baker
                                            ------------------------------------
                                                 Dan R. Baker,
                                                 President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                 *                       President and Director
-------------------------------------
            Dan R. Baker                 (Principal Executive Officer)                       June 12, 2002

                 *
-------------------------------------
          William J. Lyons               Principal Financial and Accounting Officer          June 12, 2002

        /s/ J. Brett Harvey
-------------------------------------
          J. Brett Harvey                Director                                            June 12, 2002

                 *
-------------------------------------
             D.L. Fassio                 Director                                            June 12, 2002

*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         CONSOL PENNSYLVANIA COAL
                                               COMPANY

                                         By:     /s/ Dan R. Baker
                                            ------------------------------------
                                                 Dan R. Baker,
                                                 President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                 *                       President and Director
-------------------------------------
            Dan R. Baker                 (Principal Executive Officer)                       June 12, 2002

                 *
-------------------------------------
          William J. Lyons               Principal Financial and Accounting Officer          June 12, 2002

        /s/ J. Brett Harvey
-------------------------------------
          J. Brett Harvey                Director                                            June 12, 2002

                 *
-------------------------------------
             D.L. Fassio                 Director                                            June 12, 2002


*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         CONSOLIDATION COAL COMPANY

                                         By:      /s/ J. Brett Harvey
                                            ------------------------------------
                                                 J. Brett Harvey,
                                                 President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



          /s/ J. Brett Harvey            President and Director
-------------------------------------
            J. Brett Harvey              (Principal Executive Officer)                       June 12, 2002

                 *                       Vice President and Controller and Director
-------------------------------------
           William J. Lyons              (Principal Financial and Accounting Officer)        June 12, 2002

                 *
-------------------------------------
            Dan R. Baker                 Executive Vice President and Director               June 12, 2002

                 *
-------------------------------------
            D.L. Fassio                  Vice President and Secretary and Director           June 12, 2002

                 *
-------------------------------------
        Ronald J. FlorJancic             Director                                            June 12, 2002

                 *
-------------------------------------
          Christoph Koether              Director                                            June 12, 2002

                 *
-------------------------------------
           Ronald E. Smith               Director                                            June 12, 2002


*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         CONSOLIDATION COAL SALES
                                               COMPANY

                                         By:     /s/ Ronald G. Stovash
                                            ------------------------------------
                                                 Ronald G. Stovash,
                                                 President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                 *                       President
-------------------------------------
          Ronald G. Stovash              (Principal Executive Officer)                       June 12, 2002

                 *
-------------------------------------
          William J. Lyons               Principal Financial and Accounting Officer          June 12, 2002

        /s/ J. Brett Harvey
-------------------------------------
           J. Brett Harvey               Director                                            June 12, 2002

                 *
-------------------------------------
            D.L. Fassio                  Director                                            June 12, 2002

                 *
-------------------------------------
        Ronald J. FlorJancic             Director                                            June 12, 2002


*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         EIGHTY-FOUR MINING COMPANY

                                         By:     /s/ Dan R. Baker
                                            ------------------------------------
                                                 Dan R. Baker,
                                                 President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                 *                       President and Director
-------------------------------------
            Dan R. Baker                 (Principal Executive Officer)                       June 12, 2002

                 *
-------------------------------------
          William J. Lyons               Principal Financial and Accounting Officer          June 12, 2002

      /s/ J. Brett Harvey
-------------------------------------
          J. Brett Harvey                Director                                            June 12, 2002

                 *
-------------------------------------
             D.L. Fassio                 Director                                            June 12, 2002

                 *
-------------------------------------
           Ronald E. Smith               Director                                            June 12, 2002


*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         FAIRMONT SUPPLY COMPANY

                                         By:     /s/ Charles F. Whirlow
                                            ------------------------------------
                                                 Charles F. Whirlow,
                                                 President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                 *                       President and Director
-------------------------------------
         Charles F. Whirlow              (Principal Executive Officer)                       June 12, 2002

                 *                       Controller and Treasurer
-------------------------------------
           Ronald A. Rapp                (Principal Financial and Accounting Officer)        June 12, 2002

                 *
-------------------------------------
        Ronald J. FlorJancic             Chairman of the Board of Directors                  June 12, 2002

                 *
-------------------------------------
             Dan R. Baker                Director                                            June 12, 2002

          /s/ J. Brett Harvey
-------------------------------------
            J. Brett Harvey              Director                                            June 12, 2002


*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         IC COAL INC.

                                         By:     /s/ Ronald J. FlorJancic
                                            ------------------------------------
                                                 Ronald J. FlorJancic,
                                                 President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                 *                       President and Director
-------------------------------------
         Ronald J. FlorJancic            (Principal Executive Officer)                       June 12, 2002

                 *                       Vice President and Controller
-------------------------------------
           William J. Lyons              (Principal Financial and Accounting Officer)        June 12, 2002

                 *
-------------------------------------
            D.L. Fassio                  Director                                            June 12, 2002

        /s/ J. Brett Harvey
-------------------------------------
          J. Brett Harvey                Director                                            June 12, 2002


*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         ISLAND CREEK COAL COMPANY

                                         By:     /s/ Dan R. Baker
                                            ------------------------------------
                                                 Dan R. Baker,
                                                 President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                 *                       President and Director
-------------------------------------
            Dan R. Baker                 (Principal Executive Officer)                       June 12, 2002

                 *
-------------------------------------
          William J. Lyons               Principal Financial and Accounting Officer          June 12, 2002

                 *
-------------------------------------
             D.L. Fassio                 Director                                            June 12, 2002

        /s/ J. Brett Harvey
-------------------------------------
           J. Brett Harvey               Director                                            June 12, 2002


*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         McELROY COAL COMPANY

                                         By:     /s/ Dan R. Baker
                                            ------------------------------------
                                                 Dan R. Baker,
                                                 President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                 *                       President and Director
-------------------------------------
            Dan R. Baker                 (Principal Executive Officer)                       June 12, 2002

                 *
-------------------------------------
          William J. Lyons               Principal Financial and Accounting Officer          June 12, 2002

                 *
-------------------------------------
             D.L. Fassio                 Director                                            June 12, 2002

        /s/ J. Brett Harvey
-------------------------------------
           J. Brett Harvey               Director                                            June 12, 2002


*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania on June 12, 2002.


                                         ROCHESTER & PITTSBURGH COAL
                                                COMPANY

                                         By:   /s/ J. Brett Harvey
                                            ------------------------------------
                                                J. Brett Harvey,
                                                President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



          /s/ J. Brett Harvey            President and Director
-------------------------------------
            J. Brett Harvey              (Principal Executive Officer)                       June 12, 2002

                 *                       Vice President and Controller
-------------------------------------
           William J. Lyons              (Principal Financial and Accounting Officer)        June 12, 2002

                 *
-------------------------------------
            D.L. Fassio                  Director                                            June 12, 2002

                 *
-------------------------------------
          Christoph Koether              Director                                            June 12, 2002

                 *
-------------------------------------
           Ronald E. Smith               Director                                            June 12, 2002


*By: /s/ J. Brett Harvey
     -------------------
    J. Brett Harvey
    Attorney-in-Fact

                                EXHIBITS INDEX


Exhibit No.                                       Description of Exhibit
-----------                                       ----------------------
   5.1        --     Opinion of Piper Rudnick LLP
   23.2       --     Consent of Piper Rudnick LLP (included in exhibit 5.1)

__________________________